UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2010

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 326-5807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

On April 20, 2010 Regions Financial Corporation issued a press release announcing its preliminary results of operations for the quarter ended March 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1. Supplemental financial information for the quarter ended March 31, 2010 is attached as Exhibit 99.2. Executives from Regions will review the results via teleconference and live audio webcast at 11:00 a.m. Eastern time today. A copy of a visual presentation that will be a part of that review is attached as Exhibit 99.3. All of the attached exhibits are incorporated herein, and Exhibits 99.1 and 99.2 may also be found on Regions website at www.regions.com. Exhibit 99.3 will be posted on the website at the time of the webcast.

In accordance with general instruction B.2 of Form 8-K, this information shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, except for Exhibit 99.3 which is being furnished and shall not be deemed filed.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated April 20, 2010

99.2	Supplemental Financial Information

99.3	Visual Presentation of April 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ JOHN D. BUCHANAN
Name:	John D. Buchanan
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: April 20, 2010